UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2009
AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On March 2, 2009, American International Group, Inc. (“AIG”) and the Board of Governors of the Federal Reserve System announced their intent to enter into transactions pursuant to which AIG would transfer to the Federal Reserve Bank of New York (“FRBNY”) preferred equity interests in newly-formed Delaware limited liability companies (“LLCs”). Each LLC would hold (directly or indirectly) 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited (“AIA”) in one case and American Life Insurance Company (“ALICO”) in the other).
     On June 25, 2009, AIG issued a press release announcing that AIG and the FRBNY have entered into definitive agreements with respect to these transactions. As more fully described below, in exchange for the preferred interests received by the FRBNY, there will be a $25 billion reduction in the outstanding balance and maximum amount available to be borrowed on the lending commitment under the Credit Agreement, dated as of September 22, 2008, as amended, between AIG and the FRBNY (“FRBNY Facility”) (provided the maximum amount available under the FRBNY Facility shall not be less than $25 billion as a result of such reduction).
     AIA Purchase Agreement
     On June 25, 2009, AIG and American International Reinsurance Company, Limited (“AIRCO”) entered into a Purchase Agreement (the “AIA Purchase Agreement”) with the FRBNY pursuant to which, among other things, (1) AIRCO will transfer (or cause to be transferred) 100 percent of the common stock of AIA to a newly-formed Delaware limited liability company (“AIA LLC”), (2) AIRCO and AIG will retain 100 percent of the common interests of AIA LLC and (3) the FRBNY will receive 100 percent of the preferred interests of AIA LLC. As consideration for the preferred interests in AIA LLC to be received by the FRBNY, there will be a reduction of $16 billion in the outstanding balance of the FRBNY Facility and the maximum amount available to be borrowed thereunder (provided the maximum amount available under the FRBNY Facility shall not be less than $25 billion as a result of such reduction).
     The common interests will entitle AIG to 100 percent of the voting power of AIA LLC, including the right to appoint the entire board of directors of AIA LLC. The preferred interests will entitle the FRBNY to veto rights over certain significant actions by AIA LLC and its subsidiaries and the right, subject to certain restrictions, to compel AIA LLC to take certain actions, including an initial public offering of the company and a sale of the company. The preferred interests received by the FRBNY will have a liquidation preference of $16 billion and will accrue a return of 5 percent per annum until September 22, 2013 and thereafter 9 percent per annum.
     As more specifically set forth in the AIA Purchase Agreement, the transactions contemplated by the AIA Purchase Agreement are subject to certain conditions, including regulatory approvals, the closing of the transactions contemplated by the ALICO Purchase Agreement (described below) and certain other conditions.
     The description of the AIA Purchase Agreement contained herein is qualified in its entirety by reference to the AIA Purchase Agreement, which is attached as Exhibit 2.1 and incorporated in its entirety into this Item 1.01 by reference. A copy of any omitted schedules (or similar attachments) to the AIA Purchase Agreement will be furnished to the Securities and Exchange Commission upon request.
ALICO Purchase Agreement
     On June 25, 2009, AIG entered into a Purchase Agreement (the “ALICO Purchase Agreement”) with the FRBNY pursuant to which, among other things, (1) AIG will transfer (or cause to be transferred) 100 percent of the common stock of ALICO to a newly-formed Delaware limited liability company (“ALICO LLC”), (2) AIG will retain 100 percent of the common interests of ALICO LLC and (3) the FRBNY will receive 100 percent of the preferred interests of ALICO LLC. As consideration for the preferred interests in ALICO LLC to be received by the FRBNY, there will be a reduction of $9 billion in the outstanding balance of the FRBNY Facility and the maximum amount available to be borrowed thereunder (provided the maximum amount available under the FRBNY Facility shall not be less than $25 billion as a result of such reduction).
     The common interests will entitle AIG to 100 percent of the voting power of ALICO LLC, including the right to appoint the entire board of directors of ALICO LLC. The preferred interests will entitle the FRBNY to veto rights over certain significant actions by ALICO LLC and its subsidiaries and the right, subject to certain restrictions, to compel ALICO LLC to take certain actions, including an initial public offering of the company and a sale of the company. The preferred interests received by the FRBNY will have a liquidation preference of $9 billion and will accrue a return of 5 percent per annum until September 22, 2013 and thereafter 9 percent per annum.
     As more specifically set forth in the ALICO Purchase Agreement, the transactions contemplated by the ALICO Purchase Agreement are subject to certain conditions, including regulatory approvals, the closing of the transactions contemplated by the AIA Purchase Agreement (described above) and certain other conditions.
     The description of the ALICO Purchase Agreement contained herein is qualified in its entirety by reference to the ALICO Purchase Agreement, which is attached as Exhibit 2.2 and incorporated in its entirety into this Item 1.01 by reference. A copy of any omitted schedules (or similar attachments) to the ALICO Purchase Agreement will be furnished to the Securities and Exchange Commission upon request.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

2.1	Purchase Agreement, dated as of June 25, 2009, among American International Group, Inc., American International Reinsurance Company, Limited and the Federal Reserve Bank of New York.

2.2	Purchase Agreement, dated as of June 25, 2009, between American International Group, Inc. and the Federal Reserve Bank of New York.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: June 25, 2009	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Purchase Agreement, dated as of June 25, 2009, among American International Group, Inc., American International Reinsurance Company, Limited and the Federal Reserve Bank of New York.

Exhibit 2.2	Purchase Agreement, dated as of June 25, 2009, between American International Group, Inc. and the Federal Reserve Bank of New York.